UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

EQUINIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or other jurisdiction of incorporation)	001-40205 (Commission File Number)	77-0487526 (IRS Employer Identification No.)

One Lagoon Drive Redwood City, California	94065
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 598-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC
0.250% Senior Notes due 2027	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2029	N/A	The Nasdaq Stock Market LLC
3.250% Senior Notes due 2031	N/A	The Nasdaq Stock Market LLC
1.000% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
3.650% Senior Notes due 2033	N/A	The Nasdaq Stock Market LLC
4.000% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC
3.625% Senior Notes due 2034	N/A	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Issuance of $1,250,000,000 Senior Notes due 2030

On November 13, 2025, Equinix Europe 2 Financing Corporation LLC (the “Issuer”), a Delaware limited liability company and an indirect, wholly-owned subsidiary of Equinix, Inc. (the “Guarantor”), a Delaware corporation, issued and sold $1,250,000,000 aggregate principal amount of its 4.600% Senior Notes due 2030 (the “Notes”), fully and unconditionally guaranteed by Equinix, Inc. (the “Guarantee”, together with the Notes, the “Securities”), pursuant to an underwriting agreement dated November 5, 2025 (the “Underwriting Agreement”) among the Issuer, the Guarantor and the several underwriters named in Schedule II thereto. Subsequent to the offering of the Notes, the Issuer entered into cross-currency swaps with certain counterparties to effectively swap the principal amount of the Issuer’s obligation under the Notes to Euros. On an after-swapped basis, the Notes carry an effective interest rate of approximately 3.34% per annum.

 The Securities were issued pursuant to an indenture dated March 18, 2024 (the “Base Indenture”) by and among the Issuer, the Guarantor and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as supplemented by the Seventh Supplemental Indenture dated November 13, 2025 (the “Supplemental Indenture,” and, together with the Base Indenture, the “Indenture”) by and among the Issuer, the Guarantor and the Trustee.

The Securities were offered pursuant to a Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (No. 333-275203), which became effective upon filing with the Securities and Exchange Commission on March 18, 2024, including the prospectus contained therein dated March 18, 2024, a preliminary prospectus supplement dated November 5, 2025, and a final prospectus supplement dated November 5, 2025.

The Notes will bear interest at the rate of 4.600% per annum and will mature on November 15, 2030. Interest on the Notes is payable semi-annually on May 15 and November 15 of each year, beginning on May 15, 2026.

Prior to October 15, 2030 (the “Par Call Date”), the Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of (1) (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Supplemental Indenture) plus 15 basis points less (b) interest accrued to the date of redemption, and (2) 100% of the principal amount of the Notes to be redeemed, plus, in either case, accrued and unpaid interest thereon to, but excluding, the redemption date.

On or after the Par Call Date, the Issuer may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date.

Upon a change of control triggering event, as defined in the Indenture, the Issuer will be required to make an offer to purchase the Notes at a purchase price equal to 101% of the principal amount of the Notes on the date of purchase, plus accrued interest, if any, to, but excluding, the date of purchase.

The Notes are fully and unconditionally guaranteed on an unsecured basis by the Guarantor. The Notes are the Issuer’s unsecured senior obligations and rank equally in right of payment to any of the Issuer’s existing and future unsecured and unsubordinated indebtedness and are structurally subordinated to any of the liabilities of the Issuer’s subsidiaries, if any. In addition, the Guarantor obligations under the Guarantee rank equally with all of its other unsecured and unsubordinated indebtedness and are effectively subordinated to all of the existing and future secured indebtedness of the Guarantor and structurally subordinated to all of the existing and future indebtedness and liabilities of other subsidiaries of the Guarantor.

The Indenture contains restrictive covenants relating to limitations on: (i) liens; (ii) certain asset sales and mergers and consolidations; and (iii) sale and leaseback transactions, subject, in each case, to certain exceptions.

The Indenture contains customary terms that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the principal of the Notes and any accrued and unpaid interest through the date of such declaration immediately due and payable. In the case of certain events of bankruptcy or insolvency relating to the Issuer, the Guarantor, or any of its Material Subsidiaries (as defined in the Supplemental Indenture), the principal amount of the Notes together with any accrued and unpaid interest through the occurrence of such event shall automatically become and be immediately due and payable.

We intend to use the net proceeds from this offering to fund the acquisition of additional properties or businesses, fund development opportunities, and to provide for working capital and other general corporate purposes, including but not limited to refinancing upcoming maturities and for repayment of existing borrowings.

The above descriptions of the Indenture and the Securities are qualified in their entirety by reference to the Base Indenture and the Supplemental Indenture. A copy of the Base Indenture, the Supplemental Indenture, and the form of the Notes are filed as Exhibits 4.1, 4.2, and 4.3, to this Current Report on Form 8-K.

A copy of the opinion of Davis Polk & Wardwell LLP relating to the validity of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated November 5, 2025 among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and Barclays Capital Inc., Citigroup Global Markets Inc., Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, MUFG Securities Americas Inc. and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named in Schedule II thereto

4.1	Indenture, dated as of March 18, 2024, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.2*	Seventh Supplemental Indenture, dated as of November 13, 2025, among Equinix Europe 2 Financing Corporation LLC, as issuer, Equinix, Inc., as guarantor, and U.S. Bank Trust Company, National Association, as trustee

4.3*	Form of 4.600% Senior Note due 2030 (included in Exhibit 4.2)

5.1*	Opinion of Davis Polk & Wardwell LLP

23.1*	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

By:	/s/ Keith D. Taylor
Name:	Keith D. Taylor
Title:	Chief Financial Officer

Date: November 13, 2025